Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 15. Income Taxes:

Earnings before income taxes, and provision for income taxes consisted of the following for the years ended December 31, 2011, 2010 and 2009:

(in millions)	2011	2010	2009
Earnings before income taxes:
United States	$5,568	$5,709	$4,868
Outside United States	14	14	9

Total	$5,582	$5,723	$4,877

Provision for income taxes:
Current:
Federal	$2,353	$1,430	$1,512
State and local	275	258	111
Outside United States	4	4	3

	2,632	1,692	1,626

Deferred:
Federal	(458)	120	(14)
State and local	15	4	57

	(443)	124	43

Total provision for income taxes	$2,189	$1,816	$1,669

Altria Group, Inc.'s U.S. subsidiaries join in the filing of a U.S. federal consolidated income tax return. The U.S. federal statute of limitations remains open for the year 2004 and forward, with years 2004 to 2006 currently under examination by the Internal Revenue Service ("IRS") as part of a routine audit conducted in the ordinary course of business. State jurisdictions have statutes of limitations generally ranging from 3 to 4 years. Certain of Altria Group, Inc.'s state tax returns are currently under examination by various states as part of routine audits conducted in the ordinary course of business.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2011, 2010 and 2009 was as follows:

(in millions)	2011	2010	2009
Balance at beginning of year	$399	$601	$669
Additions based on tax positions related to the current year	22	21	15
Additions for tax positions of prior years	71	30	34
Reductions for tax positions due to lapse of statutes of limitations	(39)	(58)	(22)
Reductions for tax positions of prior years	(67)	(164)	(87)
Settlements	(5)	(31)	(8)

Balance at end of year	$381	$399	$601

Unrecognized tax benefits and Altria Group, Inc.'s consolidated liability for tax contingencies at December 31, 2011 and 2010, were as follows:

(in millions)	2011	2010
Unrecognized tax benefits - Altria Group, Inc.	$191	$220
Unrecognized tax benefits - Kraft	112	101
Unrecognized tax benefits - PMI	78	78

Unrecognized tax benefits	381	399
Accrued interest and penalties	618	261
Tax credits and other indirect benefits	(211)	(85)

Liability for tax contingencies	$788	$575

The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate at December 31, 2011 was $350 million, along with $31 million affecting deferred taxes. However, the impact on net earnings at December 31, 2011 would be $160 million, as a result of receivables from Altria Group, Inc.'s former subsidiaries Kraft Foods Inc. ("Kraft") and Philip Morris International Inc. ("PMI") of $112 million and $78 million, respectively, discussed below. The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate at December 31, 2010 was $360 million, along with $39 million affecting deferred taxes. However, the impact on net earnings at December 31, 2010 would be $181 million, as a result of receivables from Kraft and PMI of $101 million and $78 million, respectively, discussed below.

Under tax sharing agreements entered into in connection with the 2007 and 2008 spin-offs between Altria Group, Inc. and its former subsidiaries Kraft and PMI, respectively, Kraft and PMI are responsible for their respective pre-spin-off tax obligations. Altria Group, Inc., however, remains severally liable for Kraft's and PMI's pre-spin-off federal tax obligations pursuant to regulations governing federal consolidated income tax returns. As a result, at December 31, 2011, Altria Group, Inc. continues to include the pre-spin-off federal income tax reserves of Kraft and PMI of $112 million and $78 million, respectively, in its liability for uncertain tax positions, and also includes corresponding receivables from Kraft and PMI of $112 million and $78 million, respectively, in its assets.

In the fourth quarter of 2011, the IRS, Kraft and Altria Group, Inc. executed a closing agreement that resolved certain Kraft tax matters arising out of the IRS's examination of Altria Group, Inc.'s consolidated federal income tax returns for the years ended 2004-2006. As a result of this closing agreement in the fourth quarter of 2011, Altria Group, Inc. recorded an income tax benefit of $12 million attributable to the reversal of federal income tax reserves and associated interest related to the resolution of certain Kraft tax matters.

As discussed in Note 19. Contingencies, Altria Group, Inc. and the IRS executed a closing agreement during the second quarter of 2010 in connection with the IRS's examination of Altria Group, Inc.'s consolidated federal income tax returns for the years 2000-2003, which resolved various tax matters for Altria Group, Inc. and its subsidiaries, including its former subsidiaries - Kraft and PMI. As a result of the closing agreement, Altria Group, Inc. paid the IRS approximately $945 million of tax and associated interest during the third quarter of 2010 with respect to certain PMCC leveraged lease transactions referred to by the IRS as lease-in/lease-out ("LILO") and sale-in/lease-out ("SILO") transactions, entered into during the 1996-2003 years. During the first quarter of 2011, Altria Group, Inc. filed claims for a refund of the approximately $945 million paid to the IRS. The IRS disallowed the claims during the third quarter of 2011. In addition, as a result of this closing agreement, in the second quarter of 2010, Altria Group, Inc. recorded (i) a $47 million income tax benefit primarily attributable to the reversal of tax reserves and associated interest related to Altria Group, Inc. and its current subsidiaries; and (ii) an income tax benefit of $169 million attributable to the reversal of federal income tax reserves and associated interest related to the resolution of certain Kraft and PMI tax matters.

In the third quarter of 2009, the IRS, Kraft, and Altria Group, Inc. executed a closing agreement that resolved certain Kraft tax matters arising out of the 2000 - 2003 IRS audit of Altria Group, Inc. As a result of this closing agreement, in the third quarter of 2009, Altria Group, Inc. recorded an income tax benefit of $88 million attributable to the reversal of federal income tax reserves and associated interest related to the resolution of certain Kraft tax matters.

The tax benefits of $12 million, $169 million and $88 million, for the years ended December 31, 2011, 2010 and 2009, respectively, were offset by a reduction to the corresponding receivables from Kraft and PMI, which were recorded as reductions to operating income on Altria Group, Inc.'s consolidated statements of earnings for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, during 2011, Altria Group, Inc. recorded an additional tax provision and associated interest of $26 million related to various tax matters for Kraft. This additional tax provision was offset by an increase to the corresponding receivable from Kraft, which was recorded as an increase to operating income on Altria Group, Inc.'s consolidated statement of earnings for the year ended December 31, 2011. For the years ended December 31, 2011, 2010 and 2009, there was no impact on Altria Group, Inc.'s net earnings associated with the Kraft and PMI tax matters discussed above.

Altria Group, Inc. recognizes accrued interest and penalties associated with uncertain tax positions as part of the tax provision. As of December 31, 2011, Altria Group, Inc. had $618 million of accrued interest and penalties, of which approximately $39 million and $21 million related to Kraft and PMI, respectively, for which Kraft and PMI are responsible under their respective tax sharing agreements. As of December 31, 2010, Altria Group, Inc. had $261 million of accrued interest and penalties, of which approximately $32 million and $19 million related to Kraft and PMI, respectively. The corresponding receivables from Kraft and PMI are included in assets on Altria Group, Inc.'s consolidated balance sheets at December 31, 2011 and 2010.

For the years ended December 31, 2011, 2010 and 2009, Altria Group, Inc. recognized in its consolidated statements of earnings $496 million, $(69) million and $3 million, respectively, of gross interest expense (income) associated with uncertain tax positions, which in 2011 primarily relates to the PMCC Leveraged Lease Charge.

Altria Group, Inc. is subject to income taxation in many jurisdictions. Uncertain tax positions reflect the difference between tax positions taken or expected to be taken on income tax returns and the amounts recognized in the financial statements. Resolution of the related tax positions with the relevant tax authorities may take many years to complete, since such timing is not entirely within the control of Altria Group, Inc. It is reasonably possible that within the next 12 months certain examinations will be resolved, which could result in a decrease in unrecognized tax benefits of approximately $250 million, the majority of which would relate to the unrecognized tax benefits of Kraft and PMI, for which Altria Group, Inc. is indemnified.

The effective income tax rate on pre-tax earnings differed from the U.S. federal statutory rate for the following reasons for the years ended December 31, 2011, 2010 and 2009:

	2011	2010	2009
U.S. federal statutory rate	35.0%	35.0%	35.0%
Increase (decrease) resulting from:
State and local income taxes, net of federal tax benefit	3.8	3.7	2.4
Uncertain tax positions	5.5	(2.3)	(0.6)
SABMiller dividend benefit	(2.0)	(2.3)	(2.4)
Domestic manufacturing deduction	(2.4)	(2.4)	(1.5)
Other	(0.7)		1.3

Effective tax rate	39.2%	31.7%	34.2%

The tax provision in 2011 includes a $312 million charge that primarily represents a permanent charge for interest, net of income tax benefit, on tax underpayments, associated with the previously discussed PMCC Leveraged Lease Charge which was recorded during the second quarter of 2011 and is reflected in uncertain tax positions above. The tax provision in 2011 also includes tax benefits of $77 million primarily attributable to the reversal of tax reserves and associated interest related to the expiration of statutes of limitations, closure of tax audits and the reversal of tax accruals no longer required. The tax provision in 2010 includes tax benefits of $216 million from the reversal of tax reserves and associated interest resulting from the execution of the 2010 closing agreement with the IRS discussed above. The tax provision in 2010 also includes tax benefits of $64 million from the reversal of tax reserves and associated interest following the resolution of several state audits and the expiration of statutes of limitations. The tax provision in 2009 includes tax benefits of $88 million from the reversal of tax reserves and associated interest resulting from the execution of the 2009 closing agreement with the IRS discussed above. The tax provision in 2009 also includes a tax benefit of $53 million from the utilization of net operating losses in the third quarter.

The tax effects of temporary differences that gave rise to consumer products deferred income tax assets and liabilities consisted of the following at December 31, 2011 and 2010:

(in millions)	2011	2010
Deferred income tax assets:
Accrued postretirement and postemployment benefits	$1,087	$1,045
Settlement charges	1,382	1,393
Accrued pension costs	458	395
Net operating losses and tax credit carryforwards	96	87

Total deferred income tax assets	3,023	2,920

Deferred income tax liabilities:
Property, plant and equipment	(511)	(425)
Intangible assets	(3,721)	(3,655)
Investment in SABMiller	(1,803)	(1,758)
Other	(251)	(296)

Total deferred income tax liabilities	(6,286)	(6,134)

Valuation allowances	(82)	(39)

Net deferred income tax liabilities	$(3,345)	$(3,253)

Financial services deferred income tax liabilities of $2,811 million and $3,880 million at December 31, 2011 and 2010, respectively, are not included in the table above. These amounts, which are primarily attributable to temporary differences relating to net investments in finance leases, are included in total financial services liabilities on Altria Group, Inc.'s consolidated balance sheets at December 31, 2011 and 2010.

At December 31, 2011, Altria Group, Inc. had estimated state tax net operating losses of $1,267 million that, if unutilized, will expire in 2012 through 2031, state tax credit carryforwards of $78 million which, if unutilized, will expire in 2014 through 2017, and foreign tax credit carryforwards of $31 million which, if unutilized, will expire in 2020 through 2021. A valuation allowance is recorded against certain state net operating losses and tax credit carryforwards due to uncertainty regarding their utilization.